    As filed with the Securities and Exchange Commission on August 7, 2000.

                                                 Registration No. 333-________
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                              NEWSEDGE CORPORATION
             (Exact name of registrant as specified in its charter)

               Delaware                            04-3016142
     (State or other jurisdiction of             (I.R.S. Employer
       incorporation or organization)           Identification No.)


                               80 Blanchard Road
                        Burlington, Massachusetts  01083
              (Address of Principal Executive Offices)  (Zip Code)
                      ____________________________________

                                1995 Stock Plan
                            (Full title of the plan)
                      ____________________________________

                               Ronald R. Benanto
                            Chief Financial Officer
                              NewsEdge Corporation
                               80 Blanchard Road
                        Burlington, Massachusetts  01083
                                 (781) 229-3000
           (Name and address including zip code and telephone number, including area code, of agent for service)
                      ____________________________________

                                    Copy to:
                          Lawrence S. Wittenberg, Esq.
                        Testa, Hurwitz & Thibeault, LLP
                               High Street Tower
                                125 High Street
                          Boston, Massachusetts  02110
                                 (617) 248-7000

                      ____________________________________



                        Calculation of Registration Fee

==========================================================================================================
 Title of Securities       Amount to be       Proposed maximum      Proposed maximum         Amount of
 to be registered           registered       offering price per    aggregate offering    registration fee
                                                   share(1)               price
1995 STOCK PLAN
Common Stock, par        1,537,600 shares         $2.045(1)          $3,144,392(1)            $830.12
 value $.01
==========================================================================================================
TOTAL:                   1,537,600 shares
==========================================================================================================

(1) The price of $2.045 per share, which is the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market System on August 1, 2000, is set forth solely for purposes of calculating the filing fee.

     This Registration Statement registers additional securities of the same class as other securities for which the Registration Statement No. 33-98786 on Form S- 8 as filed with the Securities and Exchange Commission (the "SEC") on October 30, 1995 and Registration Statement No. 333-46899 filed with the SEC on February 25, 1998 each relating to NewsEdge Corporation's 1995 Stock Plan and 1995 Employee Stock Purchase Plan. Pursuant to General Instruction E, the contents of the above-listed Registration Statements are hereby incorporated by reference.


                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.   Exhibits
          --------

 Exhibit No.   Description of Exhibits
 -----------   -----------------------


   4.1         Amended and Restated Certificate of Incorporation (filed as
               Exhibit 3.1 to NewsEdge Corporation's Annual Report on Form 10-K for the year-ended December 31, 1997 and incorporated herein by reference)

   4.2         Specimen certificate representing the Common Stock (filed as
               Exhibit 4.1 to the Company's Annual Report for the year-ended December 31, 1997 and incorporated herein by reference)

   5.1         Opinion of Testa, Hurwitz & Thibeault, LLP

  23.1         Consent of Arthur Andersen LLP

  23.2         Consent of Testa, Hurwitz & Thibeault, LLP (included in
               Exhibit 5.1)

  24.1 Power of Attorney (included as part of the signature page of this Registration Statement)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Burlington, Massachusetts, on the 7th day of August, 2000.

                               NEWSEDGE CORPORATION.


                               By: /s/ Ronald R. Benanto
                                  ---------------------------
                                  Ronald R. Benanto
                                  Chief Financial Officer


                        POWER OF ATTORNEY AND SIGNATURES

     We, the undersigned officers and directors of NewsEdge Corporation, hereby severally constitute and appoint Clifford M. Pollan and Ronald Benanto, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement filed herewith and any and all amendments thereto (including post-effective amendments), and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable NewsEdge Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                              Title(s)                        Date
---------                              --------                        ----

/s/ Clifford M. Pollan         President, Chief Executive         August 7, 2000
---------------------------    Officer and Director
Clifford M. Pollan             (principal executive officer)

/s/ Ronald R. Benanto          Vice President, Finance, Chief     August 7, 2000
----------------------------   Financial Officer, Treasurer
Ronald R. Benanto              and Assistant Secretary
                               (principal financial officer)

/s/ Rory J. Cowan              Chairman                           August 7, 2000
----------------------------
Rory J. Cowan



/s/ Michael E. Kolowich        Vice Chairman and Director          August 7, 2000
----------------------------
Michael E. Kolowich

/s/ James D. Daniell           Director                            August 7, 2000
----------------------------
James D. Daniell

/s/ Murat H. Davidson          Director                            August 7, 2000
----------------------------
Murat H. Davidson

/s/ William A. Devereaux       Director                            August 7, 2000
----------------------------
William A. Devereaux

/s/ Basil Regan                Director                            August 7, 2000
----------------------------
Basil Regan

/s/ Peter Woodward             Director                            August 7, 2000
----------------------------
Peter Woodward

                                  EXHIBIT INDEX
                                  -------------


 Exhibit No.    Description of Exhibits
 -----------    -----------------------

  4.1           Amended and Restated Certificate of Incorporation (filed as
                Exhibit 3.1 to NewsEdge Corporation's Annual Report on Form 10-K for the year-ended December 31, 1997 and incorporated herein by reference)

  4.2           Specimen certificate representing the Common Stock (filed as
                Exhibit 4.1 to the Company's Annual Report for the year-ended December 31, 1997 and incorporated herein by reference)

  5.1           Opinion of Testa, Hurwitz & Thibeault, LLP

 23.1           Consent of Arthur Andersen LLP

 23.2           Consent of Testa, Hurwitz & Thibeault, LLP (included in
                Exhibit 5.1)

 24.1 Power of Attorney (included as part of the signature page of this Registration Statement)